EXHIBIT 10.27
     6-1162-JCM-500

     United Air Lines, Inc.
     Executive Offices
     P. 0. Box 66100
     Chicago, IL 60666-0100


     Subject:  Letter Agreement No. 6-1162-JCM-500 to
     Purchase Agreement No. 1663 -
     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT



     Gentlemen:

     Reference is made to Purchase Agreement No. 1663 dated as of December 18, 1990 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Buyer) relating to the sale by Boeing and the purchase by Buyer of thirty-four (34) Model 777-222 aircraft (hereinafter referred to generally as the Aircraft).

     Reference is also made to Letter Agreement 6-1162-DLJ-
     935 to Purchase Agreement No. 1663 (entitled "Early
     Approval of One Hundred Eighty (180) Minutes Extended
     Range Operations with Two-Engine Aircraft").

     This Letter Agreement will become part of the Purchase
     Agreement and will evidence our further agreement with respect to the matters set forth below.

     All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meanings as in the Purchase Agreement.


     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
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       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
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     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
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     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
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       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


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     8.   Confidentiality

     8.1 In accordance with Letter Agreement No. 6-1162-DLJ-832, the terms and conditions of this Letter Agreement are and will remain strictly confidential between Boeing and Buyer and will not under any circumstances be disclosed by either party to any third party
     (except, as reasonably necessary, to its respective employees and professional advisers, and to Boeing's insurers in connection with the insurance described in paragraph 7.3 above and to the Federal Aviation Administration) without the prior written

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     consent of the other party, such consent not to be
     unreasonably withheld.



     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


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     * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT








     If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

     Very truly yours,

     THE BOEING COMPANY



     By /s/ Joseph Mc Aleer

     Its Attorney-in-Fact


     ACCEPTED AND AGREED TO as of

     the 9th day of December, 1994.

     UNITED AIR LINES, INC.



     By /s/ D. Hacker

     Its Senior Vice President-Finance